Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Nine Months Ended September 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$21,062	$8,421	40.0%	$3,449	16.4%
Simplify to Grow Program	—	92		381
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(270)		(270)
Acquisition integration costs and contingent consideration adjustments	—	2		(54)
Acquisition-related costs	—	—		24
Gain on acquisition	—	—		(9)
Remeasurement of net monetary position	—	—		10
Impact from pension participation changes	—	20		47
Impact from resolution of tax matters	—	—		(5)

Adjusted (Non-GAAP)	$21,062	$8,265	39.2%	$3,605	17.1%
Operating income from Max Foods	(30)	(4)		(5)

Adjusted (Non-GAAP)—As Recast	$21,032	$8,261	39.3%	$3,600	17.1%

Currency		(244)		(129)

Adjusted @ Constant FX (Non-GAAP)—As Recast		$8,017		$3,471

	For the Nine Months Ended September 30, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$19,283	$7,574	39.3%	$2,704	14.0%
Simplify to Grow Program	—	48		248
Intangible asset impairment charges	—	—		144
Mark-to-market (gains)/losses from derivatives	—	40		42
Acquisition integration costs	—	—		2
Acquisition-related costs	—	—		15
Divestiture-related costs	—	—		4
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		7
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$19,283	$7,662	39.7%	$3,213	16.7%

		Gross Profit		Operating Income
$ Change—Reported (GAAP)		$847		$745
$ Change—Adjusted (Non-GAAP)		603		392
$ Change—Adjusted (Non-GAAP)—As Recast		599		387
$ Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		355		258

% Change—Reported (GAAP)		11.2%		27.6%
% Change—Adjusted (Non-GAAP)		7.9%		12.2%
% Change—Adjusted (Non-GAAP)—As Recast		7.8%		12.0%
% Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		4.6%		8.0%

Schedule 1.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,182	$2,824	39.3%	$1,294	18.0%
Simplify to Grow Program	—	57		127
Mark-to-market (gains)/losses from derivatives	—	(133)		(132)
Acquisition integration costs and contingent consideration adjustments	—	1		(57)
Remeasurement of net monetary position	—	—		2
Impact from pension participation changes	—	1		2

Adjusted (Non-GAAP)	$7,182	$2,750	38.3%	$1,236	17.2%
Operating income from Max Foods	(16)	(3)		(3)

Adjusted (Non-GAAP)—As Recast	$7,166	$2,747	38.3%	$1,233	17.2%

Currency		(34)		(18)

Adjusted @ Constant FX (Non-GAAP)—As Recast		$2,713		$1,215

	For the Three Months Ended September 30, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,665	$2,792	41.9%	$1,135	17.0%
Simplify to Grow Program	—	14		114
Intangible asset impairment charges	—	—		54
Mark-to-market (gains)/losses from derivatives	—	(147)		(145)
Divestiture-related costs	—	1		6
Remeasurement of net monetary position	—	—		2
Rounding	—	(1)		(1)

Adjusted (Non-GAAP)	$6,665	$2,659	39.9%	$1,165	17.5%

		Gross Profit		Operating Income
$ Change—Reported (GAAP)		$32		$159
$ Change—Adjusted (Non-GAAP)		91		71
$ Change—Adjusted (Non-GAAP)—As Recast		88		68
$ Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		54		50

% Change—Reported (GAAP)		1.1%		14.0%
% Change—Adjusted (Non-GAAP)		3.4%		6.1%
% Change—Adjusted (Non-GAAP)—As Recast		3.3%		5.8%
% Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		2.0%		4.3%

Schedule 1.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,642	$2,631	39.6%	$872	13.1%
Simplify to Grow Program	—	20		132
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(21)		(20)
Acquisition integration costs and contingent consideration adjustments	—	1		2
Acquisition-related costs	—	—		17
Remeasurement of net monetary position	—	—		3
Impact from pension participation changes	—	18		44
Impact from resolution of tax matters	—	—		(5)

Adjusted (Non-GAAP)	$6,642	$2,649	39.9%	$1,077	16.2%
Operating income from Max Foods	(14)	(1)		(2)

Adjusted (Non-GAAP)—As Recast	$6,628	$2,648	40.0%	$1,075	16.2%

Currency		(134)		(67)

Adjusted @ Constant FX (Non-GAAP)—As Recast		$2,514		$1,008

	For the Three Months Ended June 30, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$5,911	$2,331	39.4%	$713	12.1%
Simplify to Grow Program	—	15		76
Intangible asset impairment charges	—	—		90
Mark-to-market (gains)/losses from derivatives	—	1		2
Acquisition integration costs	—	—		2
Acquisition-related costs	—	—		10
Divestiture-related costs	—	(1)		(2)
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		3
Rounding	—	1		—

Adjusted (Non-GAAP)	$5,911	$2,347	39.7%	$942	15.9%

		Gross Profit		Operating Income
$ Change—Reported (GAAP)		$300		$159
$ Change—Adjusted (Non-GAAP)		302		135
$ Change—Adjusted (Non-GAAP)—As Recast		301		133
$ Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		167		66

% Change—Reported (GAAP)		12.9%		22.3%
% Change—Adjusted (Non-GAAP)		12.9%		14.3%
% Change—Adjusted (Non-GAAP)—As Recast		12.8%		14.1%
% Change—Adjusted @ Constant FX (Non-GAAP)—As Recast		7.1%		7.0%

Schedule 2.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Nine Months Ended September 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,089		$4,826		$8,035		$6,112		$—	$—	$—	$—	$21,062
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,089		$4,826		$8,035		$6,112		$—	$—	$—	$—	$21,062
Max Foods	—		(30)		—		—		—	—	—	—	(30)

Adjusted (Non-GAAP)—As Recast	$2,089		$4,796		$8,035		$6,112		$—	$—	$—	$—	$21,032

Operating Income
Reported (GAAP)	$221		$842		$1,478		$932		$270	$(177)	$(102)	$(15)	$3,449
Simplify to Grow Program	11		(11)		34		328		—	19	—	—	381
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(270)	—	—	—	(270)
Acquisition integration costs and contingent consideration adjustments	—		—		6		(60)		—	—	—	—	(54)
Acquisition-related costs	—		—		—		—		—	—	—	24	24
Gain on acquisition	—		—		—		—		—	—	—	(9)	(9)
Remeasurement of net monetary position	10		—		—		—		—	—	—	—	10
Impact from pension participation changes	—		—		47		—		—	—	—	—	47
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$237		$831		$1,565		$1,232		$—	$(158)	$(102)	$—	$3,605
Operating income from Max Foods	—		(5)		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)—As Recast	$237		$826		$1,565		$1,232		$—	$(158)	$(102)	$—	$3,600
Currency	19		(50)		(100)		(8)		—	6	4	—	(129)

Adjusted @ Constant FX (Non-GAAP)—As Recast	$256		$776		$1,465		$1,224		$—	$(152)	$(98)	$—	$3,471

% Change—Reported (GAAP)	48.3%		36.9%		23.1%		(21.8)%		n/m	30.0%	28.7%	n/m	27.6%
% Change—Adjusted (Non-GAAP)	24.7%		25.7%		16.3%		(6.4)%		n/m	(0.6)%	28.7%	n/m	12.2%
% Change—Adjusted (Non-GAAP)—As Recast	24.7%		25.0%		16.3%		(6.4)%		n/m	(0.6)%	28.7%	n/m	12.0%
% Change—Adjusted @ Constant FX (Non-GAAP)—As Recast	34.7%		17.4%		8.8%		(7.0)%		n/m	3.2%	31.5%	n/m	8.0%
Operating Income Margin
Reported %	10.6%		17.4%		18.4%		15.2%						16.4%
Reported pp change	2.5	pp	2.8	pp	1.8	pp	(4.7	)pp					2.4	pp
Adjusted %	11.3%		17.2%		19.5%		20.2%						17.1%
Adjusted pp change	1.0	pp	1.5	pp	0.9	pp	(1.8	)pp					0.4	pp
Adjusted %—As Recast	11.3%		17.2%		19.5%		20.2%						17.1%
Adjusted pp change—As Recast	1.0	pp	1.5	pp	0.9	pp	(1.8	)pp					0.4	pp

	For the Nine Months Ended September 30, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,847	$4,209	$7,248	$5,979	$—	$—	$—	$—	$19,283
Divestitures	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$1,847	$4,209	$7,248	$5,979	$—	$—	$—	$—	$19,283

Operating Income
Reported (GAAP)	$149	$615	$1,201	$1,192	$(42)	$(253)	$(143)	$(15)	$2,704
Simplify to Grow Program	31	37	92	39	—	49	—	—	248
Intangible asset impairment charges	3	5	53	83	—	—	—	—	144
Mark-to-market (gains)/losses from derivatives	—	—	—	—	42	—	—	—	42
Acquisition integration costs	—	—	—	2	—	—	—	—	2
Acquisition-related costs	—	—	—	—	—	—	—	15	15
Divestiture-related costs	—	4	—	—	—	—	—	—	4
Costs associated with JDE Peet’s transaction	—	—	—	—	—	48	—	—	48
Remeasurement of net monetary position	7	—	—	—	—	—	—	—	7
Rounding	—	—	—	—	—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$190	$661	$1,346	$1,316	$—	$(157)	$(143)	$—	$3,213

Operating Income Margin
Reported %	8.1%	14.6%	16.6%	19.9%					14.0%
Adjusted %	10.3%	15.7%	18.6%	22.0%					16.7%

Schedule 2.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$751		$1,629		$2,714		$2,088		$—	$—	$—	$—	$7,182
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$751		$1,629		$2,714		$2,088		$—	$—	$—	$—	$7,182
Max Foods	—		(16)		—		—		—	—	—	—	(16)

Adjusted (Non-GAAP)—As Recast	$751		$1,613		$2,714		$2,088		$—	$—	$—	$—	$7,166

Operating Income
Reported (GAAP)	$91		$267		$508		$363		$132	$(35)	$(32)	$—	$1,294
Simplify to Grow Program	1		3		8		108		—	7	—	—	127
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(132)	—	—	—	(132)
Acquisition integration costs and contingent consideration adjustments	—		—		6		(62)		—	(1)	—	—	(57)
Remeasurement of net monetary position	2		—		—		—		—	—	—	—	2
Impact from pension participation changes	—		—		2		—		—	—	—	—	2

Adjusted (Non-GAAP)	$94		$270		$524		$409		$—	$(29)	$(32)	$—	$1,236
Operating income from Max Foods	—		(3)		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP) —As Recast	$94		$267		$524		$409		$—	$(29)	$(32)	$—	$1,233
Currency	5		(7)		(12)		(1)		—	(4)	1	—	(18)

Adjusted @ Constant FX (Non-GAAP) —As Recast	$99		$260		$512		$408		$—	$(33)	$(31)	$—	$1,215

% Change —Reported (GAAP)	18.2%		27.1%		17.6%		(6.2)%		n/m	47.0%	36.0%	n/m	14.0%
% Change —Adjusted (Non-GAAP)	8.0%		11.1%		6.9%		(9.5)%		n/m	49.1%	36.0%	n/m	6.1%
% Change —Adjusted (Non-GAAP) — As Recast	8.0%		9.9%		6.9%		(9.5)%		n/m	49.1%	36.0%	n/m	5.8%
% Change —Adjusted @ Constant FX (Non-GAAP) —As Recast	13.8%		7.0%		4.5%		(9.7)%		n/m	42.1%	38.0%	n/m	4.3%
Operating Income Margin
Reported %	12.1%		16.4%		18.7%		17.4%						18.0%
Reported pp change	(0.5	)pp	2.1	pp	1.6	pp	(1.4	)pp					1.0	pp
Adjusted %	12.5%		16.6%		19.3%		19.6%						17.2%
Adjusted pp change	(1.8	)pp	0.1 pp		(0.1	)pp	(2.4	)pp					(0.3	)pp
Adjusted %—As Recast	12.5%		16.4%		19.3%		19.6%						17.2%
Adjusted pp change—As Recast	(1.8	)pp	(0.1	)pp	(0.1	)pp	(2.4	)pp					(0.3	)pp

	For the Three Months Ended September 30, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$610	$1,470	$2,526	$2,059	$—	$—	$—	$—	$6,665
Divestitures	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$610	$1,470	$2,526	$2,059	$—	$—	$—	$—	$6,665
Operating Income
Reported (GAAP)	$77	$210	$432	$387	$145	$(66)	$(50)	$—	$1,135
Simplify to Grow Program	5	27	55	18	—	9	—	—	114
Intangible asset impairment charges	3	—	3	47	—	1	—	—	54
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(145)	—	—	—	(145)
Divestiture-related costs	—	6	—	—	—	—	—	—	6
Remeasurement of net monetary position	2	—	—	—	—	—	—	—	2
Rounding	—	—	—	—	—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$87	$243	$490	$452	$—	$(57)	$(50)	$—	$1,165

Operating Income Margin
Reported %	12.6%	14.3%	17.1%	18.8%					17.0%
Adjusted %	14.3%	16.5%	19.4%	22.0%					17.5%

Schedule 2.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669		$1,452		$2,474		$2,047		$—	$—	$—	$—	$6,642
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$669		$1,452		$2,474		$2,047		$—	$—	$—	$—	$6,642
Max Foods	—		(14)		—		—		—	—	—	—	(14)

Adjusted (Non-GAAP)—As Recast	$669		$1,438		$2,474		$2,047		$—	$—	$—	$—	$6,628

Operating Income
Reported (GAAP)	$54		$213		$413		$299		$20	$(78)	$(32)	$(17)	$872
Simplify to Grow Program	4		5		10		109		—	4	—	—	132
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(20)	—	—	—	(20)
Acquisition integration costs and contingent consideration adjustments	—		—		—		1		—	1	—	—	2
Acquisition-related costs	—		—		—		—		—	—	—	17	17
Remeasurement of net monetary position	3		—		—		—		—	—	—	—	3
Impact from pension participation changes	—		—		44		—		—	—	—	—	44
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$56		$218		$467		$441		$—	$(73)	$(32)	$—	$1,077
Operating income from Max Foods	—		(2)		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)—As Recast	$56		$216		$467		$441		$—	$(73)	$(32)	$—	$1,075
Currency	1		(23)		(45)		(5)		—	4	1	—	(67)

Adjusted @ Constant FX (Non-GAAP)—As Recast	$57		$193		$422		$436		$—	$(69)	$(31)	$—	$1,008

% Change—Reported (GAAP)	1000.0%		24.6%		39.1%		(29.5)%		n/m	29.7%	36.0%	n/m	22.3%
% Change—Adjusted (Non-GAAP)	366.7%		19.8%		27.2%		(6.2)%		n/m	(87.2)%	36.0%	n/m	14.3%
% Change—Adjusted (Non-GAAP)—As Recast	366.7%		18.7%		27.2%		(6.2)%		n/m	(87.2)%	36.0%	n/m	14.1%
% Change—Adjusted @ Constant FX (Non-GAAP)—As Recast	375.0%		6.0%		15.0%		(7.2)%		n/m	(76.9)%	38.0%	n/m	7.0%
Operating Income Margin
Reported %	8.1%		14.7%		16.7%		14.6%						13.1%
Reported pp change	9.3	pp	0.9	pp	2.8	pp	(6.3	)pp					1.0	pp
Adjusted %	8.4%		15.0%		18.9%		21.5%						16.2%
Adjusted pp change	6.1	pp	0.3	pp	1.7	pp	(1.7	)pp					0.3	pp
Adjusted %—As Recast	8.4%		15.0%		18.9%		21.5%						16.2%
Adjusted pp change—As Recast	6.1	pp	0.3	pp	1.7	pp	(1.7	)pp					0.3	pp

	For the Three Months Ended June 30, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$511	$1,237	$2,138	$2,025	$—	$—	$—	$—	$5,911
Divestitures	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$511	$1,237	$2,138	$2,025	$—	$—	$—	$—	$5,911

Operating Income
Reported (GAAP)	$(6)	$171	$297	$424	$(2)	$(111)	$(50)	$(10)	$713
Simplify to Grow Program	15	8	20	9	—	24	—	—	76
Intangible asset impairment charges	—	5	50	36	—	(1)	—	—	90
Mark-to-market (gains)/losses from derivatives	—	—	—	—	2	—	—	—	2
Acquisition integration costs	—	—	—	1	—	1	—	—	2
Acquisition-related costs	—	—	—	—	—	—	—	10	10
Divestiture-related costs	—	(2)	—	—	—	—	—	—	(2)
Costs associated with JDE Peet’s transaction	—	—	—	—	—	48	—	—	48
Remeasurement of net monetary position	3	—	—	—	—	—	—	—	3

Adjusted (Non-GAAP)	$12	$182	$367	$470	$—	$(39)	$(50)	$—	$942

Operating Income Margin
Reported %	(1.2)%	13.8%	13.9%	20.9%					12.1%
Adjusted %	2.3%	14.7%	17.2%	23.2%					15.9%

Schedule 3.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Nine Months Ended September 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,449	$(135)	$358	$3,226	$952	29.5%	$(745)	$(290)	$12	$3,297	$2.33
Simplify to Grow Program	381	(1)	—	382	98		—	—	—	284	0.20
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(270)	—	(4)	(266)	(42)		2	—	—	(226)	(0.16)
Acquisition integration costs and contingent consideration adjustments	(54)	—	—	(54)	(14)		—	—	—	(40)	(0.03)
Acquisition-related costs	24	—	—	24	4		—	—	—	20	0.01
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	—	—	—	—	(4)		—	16	—	(12)	(0.01)
Remeasurement of net monetary position	10	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	47	17	(8)	38	8		—	—	—	30	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		743	—	—	(559)	(0.40)
Equity method investee items	—	—	—	—	4		—	(60)	—	56	0.04

Adjusted (Non-GAAP)	$3,605	$(119)	$211	$3,513	$766	21.8%	$—	$(334)	$12	$3,069	$2.17
Net earnings from Max Foods	(5)	—	—	(5)	(2)		—	—	—	(3)	—
Net earnings from divestitures—KDP	—	—	—	—	(3)		—	13	—	(10)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	3	—	(2)	—

Adjusted (Non-GAAP)—As Recast	$3,600	$(119)	$211	$3,508	$760	21.7%	$—	$(318)	$12	$3,054	$2.16

Currency										(132)	(0.09)

Adjusted @ Constant FX (Non-GAAP)—As Recast										$2,922	$2.07

Diluted Average Shares Outstanding											1,415

	For the Nine Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,704	$(102)	$364	$2,442	$880	36.0%	$(537)	$(311)	$11	$2,399	$1.66
Simplify to Grow Program	248	(4)	—	252	55		—	—	—	197	0.14
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	42	—	4	38	5		—	—	—	33	0.03
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(17)		—	80	—	(63)	(0.04)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	7	—	—	7	—		—	—	—	7	—
Impact from pension participation changes	—	—	(9)	9	2		—	—	—	7	0.01
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(94)		537	—	—	(443)	(0.31)
Equity method investee items	—	—	—	—	5		—	(69)	—	64	0.05
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$3,213	$(106)	$256	$3,063	$602	19.7%	$—	$(300)	$11	$2,750	$1.91
Net earnings from divestitures—KDP	—	—	—	—	(3)		—	10	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	3	—	(2)	—

Adjusted (Non-GAAP)—As Recast	$3,213	$(106)	$256	$3,063	$598	19.5%	$—	$(287)	$11	$2,741	$1.90

Diluted Average Shares Outstanding											1,442

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	1		—	4	—	(5)	—

Adjusted (Non-GAAP)	$1,236	$(34)	$80	$1,190	$281	23.6%	$—	$(101)	$4	$1,006	$0.71
Net earnings from Max Foods	(3)	—	—	(3)	(2)		—	—	—	(1)	—
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	5	—	(4)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,233	$(34)	$80	$1,187	$277	23.3%	$—	$(95)	$4	$1,001	$0.71

Currency										(23)	(0.02)

Adjusted @ Constant FX (Non-GAAP)—As Recast										$978	$0.69

Diluted Average Shares Outstanding											1,408

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	—	—	—	—	(8)		—	24	—	(16)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	1		—	(35)	—	34	0.03
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,165	$(38)	$89	$1,114	$282	25.3%	$—	$(95)	$3	$924	$0.64
Net earnings from divestitures—KDP	—	—	—	—	(2)		—	4	—	(2)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,165	$(38)	$89	$1,114	$279	25.0%	$—	$(90)	$3	$922	$0.64

Diluted Average Shares Outstanding											1,442

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	—	—	—	—	(2)		—	7	—	(5)	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	2		—	(6)	—	4	—

Adjusted (Non-GAAP)	$1,077	$(41)	$54	$1,064	$235	22.1%	$—	$(106)	$1	$934	$0.66
Net earnings from Max Foods	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	3	—	(2)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,075	$(41)	$54	$1,062	$233	21.9%	$—	$(102)	$1	$930	$0.66

Currency										(59)	(0.04)

Adjusted @ Constant FX (Non-GAAP)—As Recast										$871	$0.62

Diluted Average Shares Outstanding											1,416

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(2)		—	20	—	(18)	(0.01)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(19)	—	15	0.01

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$125	14.0%	$—	$(105)	$1	$874	$0.61
Net earnings from divestitures—KDP	—	—	—	—	—		—	2	—	(2)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP)—As Recast	$942	$(35)	$82	$895	$125	14.0%	$—	$(101)	$1	$870	$0.60

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	—	—	—	—	(2)		—	9	—	(7)	(0.01)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	1		—	(58)	—	57	0.04

Adjusted (Non-GAAP)	$1,292	$(44)	$77	$1,259	$250	19.9%	$—	$(127)	$7	$1,129	$0.79
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	5	—	(4)	—
Change in equity method investee items	—	—	—	—	1		—	1	—	(2)	—

Adjusted (Non-GAAP)—As Recast	$1,292	$(44)	$77	$1,259	$250	19.9%	$—	$(121)	$7	$1,123	$0.79

Currency										(50)	(0.04)

Adjusted @ Constant FX (Non-GAAP)—As Recast										$1,073	$0.75

Diluted Average Shares Outstanding											1,422

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(7)		—	36	—	(29)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	—		—	(15)	—	15	0.01

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$195	18.5%	$—	$(100)	$7	$952	$0.66
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	4	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,106	$(33)	$85	$1,054	$194	18.4%	$—	$(96)	$7	$949	$0.66

Diluted Average Shares Outstanding											1,445

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(22)		—	102	—	(80)	(0.06)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	5		—	(84)	—	79	0.06

Adjusted (Non-GAAP)	$4,401	$(141)	$340	$4,202	$883	21.0%	$—	$(403)	$14	$3,708	$2.57
Net earnings from divestitures—KDP	—	—	—	—	(4)		—	15	—	(11)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP)—As Recast	$4,401	$(141)	$340	$4,202	$878	20.9%	$—	$(384)	$14	$3,694	$2.56

Currency										49	0.04

Adjusted @ Constant FX (Non-GAAP)—As Recast										$3,743	$2.60

Diluted Average Shares Outstanding											1,441

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(20)		—	118	—	(107)	(0.08)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	4		—	13	—	(17)	(0.01)

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$843	21.1%	$—	$(370)	$15	$3,504	$2.40
Net earnings from divestitures—KDP	—	—	—	—	(3)		—	12	—	(9)	—
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP)—As Recast	$4,264	$(66)	$338	$3,992	$839	21.0%	$—	$(354)	$15	$3,492	$2.40

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,149	$(36)	$244	$941	$344	36.6%	$(452)	$(110)	$3	$1,156	$0.80
Simplify to Grow Program	112	1	—	111	26		—	—	—	85	0.06
Mark-to-market (gains)/losses from derivatives	(58)	—	(1)	(57)	(13)		—	—	—	(44)	(0.03)
Acquisition integration costs	2	—	—	2	2		—	—	—	—	—
Net earnings from divestitures	—	—	—	—	(5)		—	22	—	(17)	—
Costs associated with JDE Peet’s transaction	—	—	—	—	11		—	—	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(6)		—	—	—	6	—
Gain on equity method investment transactions	—	—	—	—	(108)		452	—	—	(344)	(0.24)
Equity method investee items	—	—	—	—	—		—	(15)	—	15	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,188	$(35)	$84	$1,139	$281	24.7%	$—	$(103)	$3	$958	$0.67
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	5	—	(4)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP)—As Recast	$1,188	$(35)	$84	$1,139	$280	24.6%	$—	$(97)	$3	$953	$0.66

Currency										(25)	(0.02)

Adjusted @ Constant FX (Non-GAAP)—As Recast										$928	$0.64

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$906	$(18)	$70	$854	$230	26.9%	$—	$(112)	$3	$733	$0.50
Simplify to Grow Program	138	—	—	138	36		—	—	—	102	0.07
Mark-to-market (gains)/losses from derivatives	(22)	—	1	(23)	(5)		—	—	—	(18)	(0.01)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	—	—	—	—	(5)		—	29	—	(24)	(0.02)
Remeasurement of net monetary position	(6)	—	—	(6)	—		—	—	—	(6)	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.04
Initial impacts from enacted tax law changes	—	—	—	—	(1)		—	—	—	1	—
Equity method investee items	—	—	—	—	1		—	(11)	—	10	0.01
Rounding	(1)	—	—	(1)	—		—	2	—	(3)	—

Adjusted (Non-GAAP)	$1,101	$(18)	$68	$1,051	$278	26.5%	$—	$(92)	$3	$862	$0.59
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	3	—	(2)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP)—As Recast	$1,101	$(18)	$68	$1,051	$277	26.4%	$—	$(88)	$3	$859	$0.59

Diluted Average Shares Outstanding											1,453

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	—	—	—	—	(8)		—	24	—	(16)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	2		—	(37)	—	35	0.03
Rounding	(1)	—	—	(1)	(1)		—	2	—	(2)	—

Adjusted (Non-GAAP)	$1,165	$(38)	$89	$1,114	$282	25.3%	$—	$(95)	$3	$924	$0.64
Net earnings from divestitures—KDP	—	—	—	—	(2)		—	4	—	(2)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,165	$(38)	$89	$1,114	$279	25.0%	$—	$(90)	$3	$922	$0.64

Currency										3	—

Adjusted @ Constant FX (Non-GAAP)—As Recast										$925	$0.64

Diluted Average Shares Outstanding											1,442

	For the Three Months Ended September 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$876	$(13)	$205	$684	$(633)	(92.5)%	$—	$(114)	$5	$1,426	$0.98
Simplify to Grow Program	151	(1)	—	152	29		—	—	—	123	0.08
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(20)	—	(2)	(18)	(8)		—	—	—	(10)	(0.01)
Acquisition-related costs	1	—	—	1	1		—	—	—	—	—
Divestiture-related costs	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestitures	—	—	—	—	(5)		—	29	—	(24)	(0.02)
Gain on divestitures	(3)	—	—	(3)	1		—	—	—	(4)	—
Remeasurement of net monetary position	1	—	—	1	—		—	—	—	1	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	766		—	—	—	(764)	(0.53)
Equity method investee items	—	—	—	—	—		—	(5)	—	5	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,065	$(14)	$89	$990	$164	16.6%	$—	$(90)	$5	$911	$0.62
Net earnings from divestitures—KDP	—	—	—	—	—		—	3	—	(3)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,065	$(14)	$89	$990	$163	16.5%	$—	$(86)	$5	$908	$0.62

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$ (106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(2)		—	20	—	(18)	(0.01)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(19)	—	15	0.01

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$125	14.0%	$—	$(105)	$1	$874	$0.61
Net earnings from divestitures—KDP	—	—	—	—	—		—	2	—	(2)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP)—As Recast	$942	$(35)	$82	$895	$125	14.0%	$—	$(101)	$1	$870	$0.60

Currency										28	0.02

Adjusted @ Constant FX (Non-GAAP)—As Recast										$898	$0.62

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended June 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,025	$(12)	$101	$936	$216	23.1%	$25	$(109)	$1	$803	$0.55
Simplify to Grow Program	83	(5)	—	88	19		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	(33)	—	—	(33)	(3)		—	—	—	(30)	(0.02)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	11	—	—	11	1		—	—	—	10	0.01
Net earnings from divestitures	(5)	—	—	(5)	(6)		—	27	—	(26)	(0.02)
Gain on divestitures	(41)	—	—	(41)	(3)		—	—	—	(38)	(0.03)
Remeasurement of net monetary position	(1)	—	—	(1)	—		—	—	—	(1)	—
Impact from pension participation changes	(35)	—	—	(35)	(9)		—	—	—	(26)	(0.02)
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Initial impacts from enacted tax law changes	—	—	—	—	(10)		—	—	—	10	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(25)	—	—	27	0.02
Equity method investee items	—	—	—	—	—		—	(5)	—	5	—

Adjusted (Non-GAAP)	$1,008	$(17)	$101	$924	$203	22.0%	$—	$(87)	$1	$807	$0.55
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	3	—	(2)	—
Change in equity method investee items	—	—	—	—	(1)		—	—	—	1	—

Adjusted (Non-GAAP)—As Recast	$1,008	$(17)	$101	$924	$201	21.8%	$—	$(84)	$1	$806	$0.55

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(7)		—	36	—	(29)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	—		—	(15)	—	15	0.01

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$195	18.5%	$—	$(100)	$7	$952	$0.66
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	4	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP)—As Recast	$1,106	$(33)	$85	$1,054	$194	18.4%	$—	$(96)	$7	$949	$0.66

Currency										43	0.03

Adjusted @ Constant FX (Non-GAAP)—As Recast										$992	$0.69

Diluted Average Shares Outstanding											1,445

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.04
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	(4)		—	33	—	(33)	(0.02)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Initial impacts from enacted tax law changes	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee items	—	—	—	—	3		—	32	—	(35)	(0.03)

Adjusted (Non-GAAP)	$1,090	$(17)	$80	$1,027	$198	19.3%	$—	$(101)	$6	$924	$0.63
Net earnings from divestitures—KDP	—	—	—	—	(1)		—	3	—	(2)	—
Change in equity method investee items	—	—	—	—	1		—	2	—	(3)	—

Adjusted (Non-GAAP)—As Recast	$1,090	$(17)	$80	$1,027	$198	19.3%	$—	$(96)	$6	$919	$0.63

Diluted Average Shares Outstanding											1,461

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(20)		—	118	—	(107)	(0.08)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	4		—	13	—	(17)	(0.01)

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$843	21.1%	$—	$(370)	$15	$3,504	$2.40
Net earnings from divestitures—KDP	—	—	—	—	(3)		—	12	—	(9)	—
Change in equity method investee items	—	—	—	—	(1)		—	4	—	(3)	—

Adjusted (Non-GAAP)—As Recast	$4,264	$(66)	$338	$3,992	$839	21.0%	$—	$(354)	$15	$3,492	$2.40

Currency										217	0.14

Adjusted @ Constant FX (Non-GAAP)—As Recast										$3,709	$2.54

Diluted Average Shares Outstanding											1,458

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	(26)		—	134	—	(127)	(0.08)
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(33)		—	—	—	33	0.02
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee items	—	—	—	—	(7)		—	1	—	6	—

Adjusted (Non-GAAP)	$4,302	$(55)	$381	$3,976	$830	20.9%	$—	$(349)	$14	$3,481	$2.34
Net earnings from divestitures—KDP	—	—	—	—	(4)		—	16	—	(12)	—
Change in equity method investee items	—	—	—	—	1		—	(5)	—	4	—

Adjusted (Non-GAAP)—As Recast	$4,302	$(55)	$381	$3,976	$827	20.8%	$—	$(338)	$14	$3,473	$2.34

Diluted Average Shares Outstanding											1,486

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Nine Months Ended September 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.33	$1.66	$0.67	40.4%
Simplify to Grow Program	0.20	0.14	0.06
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark-to-market (gains)/losses from derivatives	(0.16)	0.03	(0.19)
Acquisition integration costs and contingent consideration adjustments	(0.03)	—	(0.03)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	(0.01)	(0.04)	0.03
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.02	0.01	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Initial impacts from enacted tax law changes	0.07	0.02	0.05
Gain on equity method investment transactions	(0.40)	(0.31)	(0.09)
Equity method investee items	0.04	0.05	(0.01)

Adjusted EPS (Non-GAAP)	$2.17	$1.91	$0.26	13.6%
Net earnings from Max Foods	—	—	—
Net earnings from divestitures—KDP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$2.16	$1.90	$0.26	13.7%
Impact of favorable currency	(0.09)	—	(0.09)

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$2.07	$1.90	$0.17	8.9%

Schedule 4.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.89	$0.78	$0.11	14.1%
Simplify to Grow Program	0.06	0.06	—
Intangible asset impairment charges	—	0.03	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.08)	—
Acquisition integration costs and contingent consideration adjustments	(0.03)	—	(0.03)
Net earnings from divestitures	—	(0.01)	0.01
Initial impacts from enacted tax law changes	—	0.02	(0.02)
Gain on equity method investment transactions	(0.13)	(0.19)	0.06
Equity method investee items	—	0.03	(0.03)

Adjusted EPS (Non-GAAP)	$0.71	$0.64	$0.07	10.9%
Net earnings from Max Foods	—	—	—
Net earnings from divestitures—KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.71	$0.64	$0.07	10.9%
Impact of favorable currency	(0.02)	—	(0.02)

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.69	$0.64	$0.05	7.8%

Schedule 4.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.76	$0.38	$0.38	100.0%
Simplify to Grow Program	0.07	0.04	0.03
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	—	(0.01)	0.01
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Impact from pension participation changes	0.02	—	0.02
Initial impacts from enacted tax law changes	0.07	—	0.07
Gain on equity method investment transactions	(0.27)	(0.08)	(0.19)
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.66	$0.61	$0.05	8.2%
Net earnings from Max Foods	—	—	—
Net earnings from divestitures—KDP	—	(0.01)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.66	$0.60	$0.06	10.0%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.62	$0.60	$0.02	3.3%

Schedule 4.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.68	$0.51	$0.17	33.3%
Simplify to Grow Program	0.07	0.03	0.04
Mark-to-market (gains)/losses from derivatives	(0.07)	0.11	(0.18)
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	(0.01)	—
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Gain on equity method investment transactions	—	(0.04)	0.04
Equity method investee items	0.04	0.01	0.03

Adjusted EPS (Non-GAAP)	$0.79	$0.66	$0.13	19.7%
Net earnings from divestitures—KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.79	$0.66	$0.13	19.7%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.75	$0.66	$0.09	13.6%

Schedule 4.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.47	$2.69	$(0.22)	(8.2)%
Simplify to Grow Program	0.20	0.24	(0.04)
Intangible asset impairment charges	0.08	0.03	0.05
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.05)	0.04
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.06)	(0.08)	0.02
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.20	—	0.20
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.01	(0.02)	0.03
Impact from resolution of tax matters	(0.02)	0.05	(0.07)
CEO transition remuneration	—	0.01	(0.01)
Loss related to interest rate swaps	0.05	0.08	(0.03)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Initial impacts from enacted tax law changes	0.02	(0.52)	0.54
(Gain)/loss on equity method investment transactions	(0.55)	0.01	(0.56)
Equity method investee items	0.06	(0.01)	0.07

Adjusted EPS (Non-GAAP)	$2.57	$2.40	$0.17	7.1%
Net earnings from divestitures—KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$2.56	$2.40	$0.16	6.7%
Impact of unfavorable currency	0.04	—	0.04

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$2.60	$2.40	$0.20	8.3%

Schedule 4.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.80	$0.50	$0.30	60.0%
Simplify to Grow Program	0.06	0.07	(0.01)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.01)	(0.02)
Net earnings from divestitures	—	(0.02)	0.02
Costs associated with JDE Peet’s transaction	(0.01)	—	(0.01)
Impact from resolution of tax matters	(0.02)	0.04	(0.06)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Gain on equity method investment transactions	(0.24)	—	(0.24)
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.67	$0.59	$0.08	13.6%
Net earnings from divestitures—KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.66	$0.59	$0.07	11.9%
Impact of favorable currency	(0.02)	—	(0.02)

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.64	$0.59	$0.05	8.5%

Schedule 4.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.78	$0.98	$(0.20)	(20.4)%
Simplify to Grow Program	0.06	0.08	(0.02)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.01)	(0.07)
Net earnings from divestitures	(0.01)	(0.02)	0.01
Loss related to interest rate swaps	—	0.08	(0.08)
Initial impacts from enacted tax law changes	0.02	(0.53)	0.55
Gain on equity method investment transactions	(0.19)	—	(0.19)
Equity method investee items	0.03	0.01	0.02

Adjusted EPS (Non-GAAP)	$0.64	$0.62	$0.02	3.2%
Net earnings from divestitures—KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.64	$0.62	$0.02	3.2%
Impact of currency	—	—	—

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.64	$0.62	$0.02	3.2%

Schedule 4.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.38	$0.55	$(0.17)	(30.9)%
Simplify to Grow Program	0.04	0.05	(0.01)
Intangible asset impairment charges	0.05	—	0.05
Mark-to-market (gains)/losses from derivatives	—	(0.02)	0.02
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.02)	0.01
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.21	—	0.21
Impact from pension participation changes	—	(0.02)	0.02
Initial impacts from enacted tax law changes	—	0.01	(0.01)
(Gain)/loss on equity method investment transactions	(0.08)	0.02	(0.10)
Equity method investee items	0.01	—	0.01

Adjusted EPS (Non-GAAP)	$0.61	$0.55	$0.06	10.9%
Net earnings from divestitures—KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.60	$0.55	$0.05	9.1%
Impact of unfavorable currency	0.02	—	0.02

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.62	$0.55	$0.07	12.7%

Schedule 4.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.51	$0.66	$(0.15)	(22.7)%
Simplify to Grow Program	0.03	0.04	(0.01)
Mark-to-market (gains)/losses from derivatives	0.11	(0.01)	0.12
Net earnings from divestitures	(0.01)	(0.02)	0.01
Loss related to interest rate swaps	0.05	—	0.05
Gain on equity method investment transactions	(0.04)	(0.01)	(0.03)
Equity method investee items	0.01	(0.03)	0.04

Adjusted EPS (Non-GAAP)	$0.66	$0.63	$0.03	4.8%
Net earnings from divestitures—KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$0.66	$0.63	$0.03	4.8%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$0.69	$0.63	$0.06	9.5%

Schedule 4.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.69	$2.23	$0.46	20.6%
Simplify to Grow Program	0.24	0.32	(0.08)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.05)	(0.09)	0.04
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.08)	(0.08)	—
Gain on divestitures	(0.03)	—	(0.03)
Remeasurement of net monetary position	—	0.01	(0.01)
Impact from pension participation changes	(0.02)	0.22	(0.24)
Impact from resolution of tax matters	0.05	(0.01)	0.06
CEO transition remuneration	0.01	0.01	—
(Gain)/loss related to interest rate swaps	0.08	(0.01)	0.09
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Initial impacts from enacted tax law changes	(0.52)	0.02	(0.54)
(Gain)/loss on equity method investment transactions	0.01	(0.39)	0.40
Equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP)	$2.40	$2.34	$0.06	2.6%
Net earnings from divestitures—KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP)—As Recast	$2.40	$2.34	$0.06	2.6%
Impact of unfavorable currency	0.14	—	0.14

Adjusted EPS @ Constant FX (Non-GAAP)—As Recast	$2.54	$2.34	$0.20	8.5%